Archer Balanced Fund

Supplement to the Prospectus dated December 31, 2008

Supplement dated April 21, 2009

Principal Investment Strategies

As disclosed in the current Prospectus, the Archer Balanced Fund (the “Fund”) invests up to 70% of its assets in U.S. and foreign equity securities and in other investment companies, such as exchange-traded funds, that invest in U.S. and foreign equity securities. In light of the recent downturn in the equity markets, the Fund’s advisor, Archer Investment Corporation, is adopting a new strategy in an effort to reduce the volatility of the Fund. Under the new strategy, the Fund may sell covered call options.

Accordingly, the following is added to the Fund’s Prospectus under “Principal Strategies:”

The Fund may sell covered call options as part of its investment program to obtain market exposure or to manage risk or hedge against adverse market conditions. The option is “covered” because the Fund owns the stock at the time it sells the option. When the Fund sells a covered call option, the purchaser of the option has the right to buy that stock at a predetermined price (exercise price) during the life of the option. If the purchaser exercises the option, the Fund must sell the stock to the purchaser at the exercise price. As the seller of the option, the Fund receives a premium from the purchaser of the call option, which may provide additional income to the Fund. The selling of covered call options may tend to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities.

In addition, the following is added to the section “Principal Risks of Investing in the Fund” on page 3 of the Prospectus:

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Option Risk. Specific market movements of an option and the underlying security cannot be predicted with certainty. When the Fund writes a covered call option, it receives a premium, but also gives up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it retains the risk of loss if the price of the security declines. Other risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement.

As disclosed in the current Prospectus, the Fund invests at least 30% of its assets in fixed income securities, cash and cash equivalents under normal circumstances. Based on the status of the fixed income markets, the Fund’s advisor, Archer Investment Corporation, has invested a portion of the Fund’s fixed income portfolio in structured notes, which include reverse convertible notes and hybrid certificates of deposit. These structured products typically have an equity component.

The following is added to the section “Principal Risks of Investing in the Fund” on page 3 of the Prospectus:

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Structured Notes Risk. Structured notes are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, as a result of the imbedded derivative features, structured notes generally are subject to more risk that investing in a simple note or bond issued by the same issuer. It is impossible to predict whether the referenced factor (such as an index or interest rate) or prices of the underlying securities will rise or fall. To the extent that the fixed income portion of the Fund’s portfolio includes structured notes, the Fund may be more volatile than other balanced funds that do not invest in structured notes. The actual trading prices of structured notes may be significantly different from the principal amount of the notes. If the Fund sells the structured notes prior to maturity, it may suffer a loss of principal. At final maturity, structured notes may be redeemed in cash or in kind, which is at the discretion of the issuer. If the notes are redeemed in kind, the Fund would receive shares of stock at a depressed price. To the extent that a structured note is not principal-protected through an insurance feature, the note’s principal will not be protected. Reverse convertible notes are not principal protected. In the case of a decrease in the value of the underlying asset, the Fund would receive shares at a value less than the original amount invested; while an increase in the value of an underlying asset will not increase the return on the note.

Portfolio Managers

Effective immediately, Mr. Steven Demas will serve as co-portfolio manager of the Fund with Mr. Troy Patton. As a result, all references to Mr. Patton serving as sole portfolio manager are hereby deleted and the following is added to the section “The Portfolio Manager” in the Prospectus:

About the Portfolio Managers

Messrs.Troy Patton and Steven Demas have day-to-day responsibility for managing the equity portion of the Fund’s portfolio. The equity investment decisions for the Fund typically are made jointly by Mr. Patton and Mr. Demas, although Mr. Patton has ultimate decision-making authority. Mr. Patton will continue to be solely responsible for managing the fixed income portion of the Fund’s portfolio.

          Mr. Steven Demas. Mr. Demas joined the advisor in April 2009 as a portfolio manager. Mr. Demas was previously employed at Morgan Stanley, serving as a Vice President from 2000-2009 and a Sales Manager from 2007-2009 leading over 50 financial advisors. From 1994-2000, Mr. Demas was employed by Raffensberger & Hughes/National City Investments as a financial advisor. Although Mr. Demas has no prior experience managing a mutual fund, he has had substantial experience managing non-discretionary brokerage accounts since 2000, representing over $100 million. Mr. Demas graduated from Indiana University in 1989 with a business degree in marketing.

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          You should read this Supplement in conjunction with the Prospectus, as further supplemented, which provides the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information dated December 31, 2008 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (800) 238-7701.

Archer Balanced Fund

Supplement to the Statement of Additional Information dated December 31, 2008

Supplement dated April 21, 2009

FUND INVESTMENTS

The following supplements the information in the section “Additional Information about Fund Investments and Risk Considerations:”

Writing Covered Call Options.  The Fund may write covered call options on equity securities to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains a segregated account with its custodian or as otherwise required by the rules of the exchange the underlying security, cash or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding.   The Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option and the remaining term of the option. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

Inverse Exchange-Traded Funds.  The Fund may invest in inverse ETFs, including double inverse (or ultra-short) ETFs.  Inverse ETFs are subject to additional risk not generally associated with traditional ETFs.  Inverse ETFs seek to negatively correlate to the performance of the particular index that they track by using various forms of derivative transactions, including by short-selling the underlying index. Ultra-short ETFs seek to multiply the negative return of the tracked index (e.g., twice the inverse return). As a result, an investment in an inverse ETF will decrease in value when the value of the underlying index rises. For example, an inverse ETF tracking the S&P 500 Index will gain 1% when the S&P falls 1% (if it is an ultra-short ETF that seeks twice the inverse return, it will gain 2%), and will lose 1% if the S&P 500 gains 1% (if an ultra short ETF that seeks twice the inverse return, it would lose 2%).  By investing in ultra-short ETFs and gaining magnified short exposure to a particular index, the Fund can commit less assets to the investment in the securities represented on the index than would otherwise be required.

Inverse ETFs determine their inverse return on a day-to-day basis and, as a result, there is no guarantee that the ETF’s actual long term returns will be equal to the daily return that the Fund seeks to achieve.  For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a double inverse ETF may in fact be considerably less than two times the long-term inverse return of the tracked index.  Furthermore, because inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of their derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of the Fund’s investment to decrease.  Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the inverse ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to the Fund. The inverse ETF’s use of these techniques will make the Fund’s investment in the ETF more volatile than if the Fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivate instruments. However, by investing in an inverse ETF rather than directly purchasing and/or selling derivative instruments, the Fund will limit its potential loss solely to the amount actually invested in the ETF (that is, the Fund will not lose more than its principal amount).  Inverse ETFs may also incur capital gains, some of which may be taxed as ordinary income, thereby increasing the amounts of the Fund’s taxable distributions.

Foreign Securities.The Fund may invest in foreign securities directly, or indirectly through depository receipts. Investment in securities of foreign issuers (whether directly or through depository receipts) involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risk, investments in foreign securities involve sovereign risk, which includes fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in those countries. There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in foreign securities markets are generally higher than in the U.S. and there is generally less governmental supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investor. There is no assurance that the Advisor will be able to anticipate or counter these potential events and their impacts on the Fund’s share price. Certain foreign securities may be denominated in U.S. dollars and trade on domestic stock exchanges. Where securities of foreign companies are denominated in foreign currencies, exchange rate fluctuations may reduce or eliminate gains or create losses.

Emerging Markets Securities.The Fund, or underlying funds in which it invests, may invest in emerging markets. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

PORTFOLIO MANAGERS

Effective immediately, Mr. Troy Patton and Mr. Steven Demas serve as a co-portfolio managers of the Fund (each a “Portfolio Manager”). As a result, all references to Mr. Patton as the sole portfolio manager to the Fund are hereby deleted.

          The following hereby supplements the information under the heading “About the Portfolio Manager” beginning on page 12 of the Statement of Additional Information:

Messrs.Troy Patton and Steven Demas have day-to-day responsibility for managing the equity portion of Fund’s portfolio. The equity investment decisions for the Fund typically are made jointly by Mr. Patton and Mr. Demas, although Mr. Patton has ultimate decision-making authority with respect to such decisions. Mr. Patton will continue to be solely responsible for managing the fixed income portion of the Fund and has ultimate decision-making authority over such decisions for the Fund.

As of April 21, 2009, Mr. Demas was responsible for the management of the following types of accounts, in addition to the Funds:

Portfolio Manager	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Steven Demas	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 0	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A

Mr. Demas is entitled to receive a share of the net profits, if any, of the Advisor’s operations, as determined from time to time by the Advisor. As of April 21, 2009, Mr. Demas owned no shares of the Fund.

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Shareholders should read this Supplement in conjunction with the Statement of Additional Information, as well as the Fund’s prospectus, each as supplemented from time to time. These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Shareholder Services at (800) 238-7701.